TransUltra(R) VUL

                    Variable Universal Life Insurance Policy
                                    Issued By
                 Transamerica Occidental Life Insurance Company

        Supplement Dated November 1, 2006 to Prospectus Dated May 1, 2006

You should read this supplement together with the Prospectus.

The following information supplements, amends and replaces the information in the Prospectus regarding the Great Companies TechnologySM Portfolio, the Templeton Great Companies Global Portfolio, the Mercury Large Cap Value Portfolio of the AEGON/Transamerica Series Trust - Initial Class, and the StocksPLUS(R) Growth and Income Portfolio of the PIMCO Variable Insurance Trust
- Admin Class which are underlying investment options of Transamerica Occidental Life Insurance Company Separate Account VUL-5.

The Great Companies Technology Portfolio
The Great Companies Technology Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class has changed its name to Transamerica Science & Technology Portfolio. This portfolio is shown in the prospectus on page 2, in the Portfolio Expenses on page 19, and in the summary descriptions of the portfolios' investment objectives on page 29.

The Templeton Great Companies Global Portfolio
The Templeton Great Companies Global Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class has changed its name to Templeton Transamerica Global Portfolio. This portfolio is shown in the prospectus on page 2, in the Portfolio Expenses on page 20, and in the summary descriptions of the portfolios' investment objectives on page 29.

The Mercury Large Cap Value Portfolio
The Mercury Large Cap Value Portfolio of the AEGON/Transamerica Series Trust, Inc.- Initial Class has changed its name to BlackRock Large Cap Value Portfolio. This portfolio is shown in the prospectus on page 2, in the Portfolio Expenses on page 20, and in the summary descriptions of the portfolios' investment objectives on page 29.

The StocksPLUS(R) Growth and Income Portfolio
The StocksPLUS(R) Growth and Income Portfolio of the PIMCO Variable Insurance Trust - Admin Class lowered its management fee to 0.30% per annum. The Portfolio Expenses on page 21 of the Prospectus are:
         Management        Other        Rule             Total Portfolio
         Fees              Expenses     12b-1 Fees       Annual Expenses
         ----              --------     ----------       ---------------
         0.30%             0.25%                         0.55%

Address Change
Beginning January 31, 2007, the address shown below replaces: a) the mailing address and the express delivery address for written requests and other correspondence, which appear on page A-1 (Appendix A) of the Prospectus; b) the address to write for a copy of the Statement of Additional Information (SAI) on the last page of the Prospectus; and c) the address to request a copy of the Prospectus on page 1 of the SAI.

         Transamerica Occidental Life Insurance Company
         Attn: VUL Unit
         4333 Edgewood Rd. NE
         Cedar Rapids, Iowa 52499

There is no change to the company's headquarters office address, administrative office address, or addresses for premium and loan payments shown in the Prospectus and the SAI.